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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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                                                          November 4, 1997
      Date of Report (Date of earliest event reported):  (October 31, 1997)
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
             SIMMONS FIRST
          NATIONAL CORPORATION                       SIMMONS FIRST CAPITAL TRUST
----------------------------------------       ----------------------------------------
        (Exact name of registrant                     (Exact name of registrant
       as specified in its charter)                  as specified in its charter)

               Arkansas                                        Delaware
----------------------------------------       ----------------------------------------
(State of Incorporation or Organization)       (State of Incorporation or Organization)


                0-6253                                        0-6253-01
----------------------------------------       ----------------------------------------
       (Commission File Number)                        (Commission File Number)

              71-0407808                                      62-6324443
----------------------------------------       ----------------------------------------
  (IRS Employer Identification Number)           (IRS Employer Identification Number)


                                                c/o Simmons First National Corporation
           501 Main Street                                 501 Main Street
       Pine Bluff, Arkansas 71601                     Pine Bluff, Arkansas 71601
----------------------------------------       ----------------------------------------
(Address of Principal Executive Offices)       (Address of Principal Executive Offices)

                                     Not Applicable
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              (Former name or former address, if changed since last report)

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ITEMS 1-4.  Not applicable.

ITEM 5.  OTHER EVENTS.

     Effective November 17, 1997, the Liquidation Amount of each 9.12% Cumulative Trust Preferred Security issued by Simmons First Capital Trust will be changed from $25 to $12.50. The Trustees of the Trust are making this change in order to meet the new listing standards of the Nasdaq National Market and permit the Preferred Securities to continue to be listed on the Nasdaq National Market. The joint press release of Simmons First Capital Trust and Simmons First National Corporation announcing the change is attached hereto as Exhibit 99(a) and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS
         PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

           99(a) Joint press release issued by Simmons First National
                 Corporation and Simmons First Capital Trust on
                 November 4, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

     Not applicable.


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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

      Dated:  November 4, 1997.

                                    SIMMONS FIRST NATIONAL CORPORATION


                                    By: /s/ J. Thomas May
                                        -------------------------------------
                                        J. Thomas May
                                        President and Chief Executive Officer


                                    SIMMONS FIRST CAPITAL TRUST


                                    By: /s/ J. Thomas May
                                        -------------------------------------
                                        J. Thomas May
                                        Administrative Trustee


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                                    EXHIBIT INDEX
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Exhibit No.             Description
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99(a)                   Joint press release issued by Simmons First National
                        Corporation and Simmons First Capital Trust on November 4, 1997.